SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                              ------------------

                                   Form 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  July 30, 1997


                      VETERINARY CENTERS OF AMERICA, INC.
              (Exact Name of Registrant as Specified in Charter)


         Delaware                1-10787             95-4097995
(State or Other Jurisdiction   (Commission          (IRS Employer
     of Incorporation)         File Number)       Identification No.)


                     3420 Ocean Park Boulevard, Suite 1000
                        Santa Monica, California  90405
                   (Address of Principal Executive Offices)

                                (310) 392-9599
                        (Registrant's Telephone Number)

ITEM 5.   OTHER EVENTS

     Reference is made to the press release of Registrant, issued on July 30, 1997, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 6, 1997                     VETERINARY CENTERS OF AMERICA, INC.



                              By: /s/Tomas Fuller

                                   ---------------------------
                                   Tomas W. Fuller
                                   Chief Financial Officer,
                                   Vice President and
                                   Assistant Secretary

                                 EXHIBIT INDEX

Exhibits                                                            Page Number


99.1      Press Release dated July 30, 1997.

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